EXHIBIT 10.2(i)

NINTH AMENDMENT AND WAIVER TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND SECOND AMENDMENT TO SECURITY AGREEMENT

dated as of
May 10, 2016

among

ATLAS RESOURCE PARTNERS, L.P.,
as Borrower,

THE LENDERS PARTY HERETO,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

JPMORGAN CHASE BANK, N.A., and
BANK OF AMERICA, N.A.,
as Co-Documentation Agents

WELLS FARGO SECURITIES, LLC,
DEUTSCHE BANK SECURITIES INC., and
CITIBANK GLOBAL MARKETS, INC.,
as Joint Lead Arrangers and Joint Bookrunners

Ninth Amendment and Waiver to

Second Amended and Restated Credit Agreement

This Ninth Amendment and Waiver to Second Amended and Restated Credit Agreement and Second Amendment to Security Agreement (this “Ninth Amendment”), dated as of May 10, 2016 (the “Ninth Amendment Effective Date”), is among Atlas Resource Partners, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Loan Parties”), each of the Lenders that is a signatory hereto, and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement, dated as of July 31, 2013 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.The Borrower has requested a waiver of Sections 9.01(b) and 9.01(c) of the Credit Agreement for the Rolling Period ending March 31, 2016.

C.Upon the terms and conditions set forth in this Ninth Amendment, the Administrative Agent and the Majority Lenders will grant the waiver requested by the Borrower.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Ninth Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby.  Unless otherwise indicated, all section references in this Ninth Amendment are references to the Credit Agreement.

Section 2.Amendments.  In reliance on the representations, warranties, covenants and agreements contained in this Ninth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement shall be amended in the manner provided in this Section 2 effective as of the Ninth Amendment Effective Date.

2.1Additional Definitions.  Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Ninth Amendment” means that certain Ninth Amendment to Second Amended and Restated Credit Agreement, dated as of May 10, 2016, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Ninth Amendment Effective Date” means May 10, 2016.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

2.2Restated Definitions.  The definition of “Loan Documents” contained in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth

Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Notes, if any, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments, the Intercreditor Agreement, the Junior Lien Intercreditor Agreement, and any and all other material agreements or instruments now or hereafter executed and delivered by any Loan Party or any other Person (other than Swap Agreements or agreements regarding the provision of Bank Products with the Lenders or any Affiliate of a Lender or participation or similar agreements between any Lender and any other lender or creditor with respect to any Indebtedness pursuant to this Agreement) in connection with the Indebtedness, this Agreement and the transactions contemplated hereby, as such agreements may be amended, modified, supplemented or restated from time to time.

2.3Amendment to Section 12.01 of the Credit Agreement.  Section 12.01(ii) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(ii)if to Administrative Agent or to Wells Fargo in its capacity as Issuing Bank, to it at:

Wells Fargo Bank, National Association
1525 W WT Harris BLVD, 1st Floor
MAC D1109-019
Charlotte, North Carolina  28262-8522
Attn:  Agency Services
Phone:  (704) 590-2706
Fax:  (704) 590-2782

with a copy to:

Wells Fargo Bank, National Association
1445 Ross Avenue, Suite 4500, T9216-451
Dallas, Texas  75202
Attn:  Jason M. Hicks
Fax:  (214) 721-8215

with a copy to:

Linklaters LLP

1345 Avenue of the Americas

New York, New York  10105

Attn: Margot Schonholtz

Fax:  (212) 903-9100

Email: margot.schonholtz@linklaters.com

2.4Amendment to Article 12 of the Credit Agreement.  Article 12 of the Credit Agreement is hereby amended by adding the following Section 12.19 to the end of such Article:

Section 12.19 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)  the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

2.5Amendments to Security Agreement.  The Security Agreement is hereby amended by (a) deleting each reference to “the Effective Date” contained in Section 3.2(e) thereof and inserting in its place in each instance a reference to “the Ninth Amendment Effective Date”; (b) deleting each reference to “$5,000,000” contained in Section 3.2(e) thereof and inserting in its place in each instance a reference to “$250,000”; (c) deleting the reference to “cause the institution” contained in Section 3.2(e) thereof and inserting in its place a reference to “use commercially reasonable efforts to cause the institution”; (d) deleting the reference to “$20,000,000” contained in Section 3.2(e) thereof and inserting in its place a reference to “$1,000,000”; (e) deleting each reference to the “Eighth Amendment Effective Date” contained in Section 4.11 thereof and inserting in its place in each instance a reference to “Ninth Amendment Effective Date”; (f) deleting each reference to the “$5,000,000” contained in Section 4.11 thereof and inserting in its place in each instance a reference to “$250,000”; and (g) amending and restating Schedule 4.11 thereto in the form of Schedule 4.11 attached to this Ninth Amendment.

Section 3.Waiver.  Effective as of March 31, 2016, the Majority Lenders hereby waive (i) the requirement of Section 9.01(b) of the Credit Agreement that the current ratio set forth in such Section not be less than 1.00 to 1.00 as of March 31, 2016 and (ii) the requirement of Section 9.01(c) of the Credit Agreement that the total First Lien Debt as of March 31, 2016 to EBITDA for the Rolling Period ending March 31, 2016 be less than or equal to 2.75:1.00. The waiver in this Section 3 does not constitute a waiver of any provision of the Credit Agreement or any other Loan Document other than a waiver of Sections 9.01(b) and 9.01(c) of the Credit Agreement for the Rolling Period ending March 31, 2016.

Section 4.Additional Agreements.

4.1On the date hereof, the Borrower agrees to prepay the outstanding Loans, in accordance with Section 3.04 of the Credit Agreement, with $2,500,000 of the proceeds of Swap Agreements received by the Borrower and the other Loan Parties in May 2016.

4.2Notwithstanding the provisions of Article 2 of the Credit Agreement, the Borrower will not request a Borrowing or the issuance of a Letter of Credit until the next Scheduled Redetermination Date (the “Spring Scheduled Redetermination Date”).

4.3Notwithstanding the provisions of Section 2.07(b) of the Credit Agreement, the Administrative Agent and the Majority Lenders agree not to elect to cause an Interim Redetermination before the Spring Scheduled Redetermination Date.

4.4The Borrower shall, and shall cause its officers, employees and advisors to use reasonable efforts to cooperate in all material respects with the Administrative Agent and its designees (including Linklaters LLP (“Linklaters”), Vinson & Elkins LLP (“V&E”) and any financial advisor retained by Linklaters in connection with the Credit Agreement (the “Financial Advisor”)) in furnishing information available to the Borrower, promptly upon receipt of a request by the Administrative Agent or its designees, regarding the collateral or the Borrower and its Subsidiaries’ financial affairs, finances, financial condition, business and operations, such cooperation to include, at the request of the Administrative Agent or its designees, that the chief executive officer, the chief financial officer and any other senior management of the Borrower and any other Loan Party and such other officers, employees and advisors of the Borrower and any other Loan Party requested by the Administrative Agent or its designees, shall make themselves available to discuss any matters regarding the collateral or the Borrower’s financial affairs, financial condition, business and operations, all upon prior notice during normal business hours, and shall direct and authorize all such persons and entities to disclose to the Administrative Agent and its designees the information requested by the Administrative Agent or its designees (including Linklaters, V&E and the Financial Advisor) regarding the foregoing.

4.5Notwithstanding anything to the contrary in Section 12.03 of the Credit Agreement or in any other provision of the Credit Agreement or any other Loan Document, the Administrative Agent has engaged and retained each of Linklaters and V&E as legal counsel and Linklaters will engage and retain a Financial Advisor, and the Borrower expressly agrees to reimburse the Administrative Agent for all reasonable and documented out-of-pocket fees, costs and expenses incurred by the Administrative Agent as a result of such engagements.

Section 5.Conditions Precedent.  This Ninth Amendment shall become effective as of the Ninth Amendment Effective Date subject to the following:

5.1The Administrative Agent shall have received duly executed counterparts of this Ninth Amendment from the Loan Parties and the Majority Lenders.

5.2The Administrative Agent shall have received the prepayment described in Section 4.1 of this Ninth Amendment.

5.3The Administrative Agent shall have received (a) all fees and other amounts due and payable pursuant to the Loan Documents on or prior to the Ninth Amendment Effective Date, and (b) if invoiced prior to the Ninth Amendment Effective Date, any amounts payable pursuant to Section 12.03 of the Credit Agreement.

5.4All fees and expenses due and owing to Linklaters and V&E invoiced prior to the Effective Date shall have been paid or reimbursed by the Borrower.

5.5The conditions set forth in Section 6.02(a)(i) and (ii) of the Credit Agreement shall be satisfied.

Section 6.Miscellaneous.

6.1Confirmation and Effect.  The provisions of the Credit Agreement and Security Agreement (each as amended by this Ninth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Ninth Amendment, and this Ninth Amendment shall not constitute a waiver of any provision of the Credit Agreement, the Security Agreement or any other Loan Document, except as provided for in Section 3 hereof.  Each reference in the Credit Agreement or the Security Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement or the Security Agreement, as applicable, as amended hereby, and each reference to the Credit Agreement or the Security Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement or the Security Agreement as amended hereby.

6.2Ratification and Affirmation of Loan Parties.  Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Ninth Amendment, (b) ratifies and affirms its obligations under the Guaranty Agreement, the Security Agreement, and the other Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement, the Security Agreement and the other Loan Documents to which it is a party, (d) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof (other than (x) representations and warranties that were made as of a specific date, in which case such representations and warranties were true and correct in all material respects when made and (y) representations and warranties that are qualified by materiality or by reference to Material Adverse Effect, in which case such representations and warranties (as so qualified) shall continue to be true and correct in all respects), (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Ninth Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Ninth Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (g) represents and warrants to the Lenders and the Administrative Agent that immediately before and after giving effect to this Ninth Amendment, no Default, Event of Default or Borrowing Base Deficiency exists.

6.3Counterparts.  This Ninth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Ninth Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

6.4No Oral Agreement.  This written Ninth Amendment, the Credit Agreement, the Security Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no subsequent oral agreements between the parties.

6.5Governing Law.  This Ninth Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

6.6Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Ninth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

6.7Severability.  Any provision of this Ninth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.8Successors and Assigns.  This Ninth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.9FATCA.  For purposes of determining withholding Taxes imposed under FATCA, from and after the Ninth Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

6.10Release.  EACH OF THE LOAN PARTIES, ON ITS OWN BEHALF AND ON BEHALF OF ITS PREDECESSORS, SUCCESSORS, LEGAL REPRESENTATIVES AND ASSIGNS (EACH OF THE FOREGOING, COLLECTIVELY, THE “RELEASING PARTIES”), HEREBY ACKNOWLEDGES AND STIPULATES THAT AS OF THE DATE OF THIS NINTH

AMENDMENT, NONE OF THE RELEASING PARTIES HAS ANY CLAIMS OR CAUSES OF ACTION OF ANY KIND WHATSOEVER AGAINST, OR ANY GROUNDS OR CAUSE FOR REDUCTION, MODIFICATION, SET ASIDE OR SUBORDINATION OF THE INDEBTEDNESS OR ANY LIENS OR SECURITY INTERESTS OF, THE ADMINISTRATIVE AGENT, THE ISSUING BANKS, THE LENDERS OR ANY OF THEIR AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, OR REPRESENTATIVES, OR AGAINST ANY OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS OR ASSIGNS (EACH OF THE FOREGOING, COLLECTIVELY, THE “RELEASED PARTIES”).  IN PARTIAL CONSIDERATION FOR THE AGREEMENT OF THE ADMINISTRATIVE AGENT AND THE LENDERS PARTY HERETO TO ENTER INTO THIS NINTH AMENDMENT, EACH OF THE RELEASING PARTIES HEREBY UNCONDITIONALLY WAIVES AND FULLY AND FOREVER RELEASES, REMISES, DISCHARGES AND HOLDS HARMLESS THE RELEASED PARTIES FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, DEMANDS AND LIABILITIES OF ANY KIND WHATSOEVER, WHETHER DIRECT OR INDIRECT, FIXED OR CONTINGENT, LIQUIDATED OR UNLIQUIDATED, DISPUTED OR UNDISPUTED, KNOWN OR UNKNOWN, WHICH ANY OF THE RELEASING PARTIES HAS OR MAY ACQUIRE IN THE FUTURE RELATING IN ANY WAY TO ANY EVENT, CIRCUMSTANCE, ACTION OR FAILURE TO ACT AT ANY TIME ON OR PRIOR TO THE NINTH AMENDMENT EFFECTIVE DATE, SUCH WAIVER, RELEASE AND DISCHARGE BEING MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE CIRCUMSTANCES AND EFFECTS OF SUCH WAIVER, RELEASE AND DISCHARGE, AND AFTER HAVING CONSULTED LEGAL COUNSEL OF ITS OWN CHOOSING WITH RESPECT THERETO.  THIS PARAGRAPH IS IN ADDITION TO ANY OTHER RELEASE OF ANY OF THE RELEASED PARTIES BY THE RELEASING PARTIES AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE OR WAIVER BY THE RELEASING PARTIES IN FAVOR OF THE RELEASED PARTIES.

[Signature pages follow]

The parties hereto have caused this Ninth Amendment to be duly executed as of the day and year first above written.

BORROWER:	ATLAS RESOURCE PARTNERS, L.P.
By:	Atlas Energy Group, LLC, its general partner

By: /s/ Jeffrey M. Slotterback

Name:  Jeffrey M. Slotterback

Title:  Chief Financial Officer

Atlas Resource Partners Holdings, LLC, a Delaware limited liability company

ATLAS ENERGY COLORADO, LLC, a Colorado limited liability company
ATLAS ENERGY INDIANA, LLC, an Indiana limited liability company
ATLAS ENERGY OHIO, LLC, an Ohio limited liability company
ATLAS ENERGY TENNESSEE, LLC, a Pennsylvania limited liability company
ATLAS NOBLE, LLC, a Delaware limited liability company
ATLAS RESOURCES, LLC, a Pennsylvania limited liability company
REI-NY, LLC, a Delaware limited liability company
RESOURCE ENERGY, LLC, a Delaware limited liability company
RESOURCE WELL SERVICES, LLC, a Delaware limited liability company
VIKING RESOURCES, LLC, a Pennsylvania limited liability company
ARP BARNETT, LLC, a Delaware limited liability company
ARP OKLAHOMA, LLC, an Oklahoma limited liability company
ARP BARNETT PIPELINE, LLC, a Delaware limited liability company
ATLAS BARNETT, LLC, a Texas limited liability company
ARP PRODUCTION COMPANY, LLC, a Delaware limited liability company
ARP MOUNTAINEER PRODUCTION, LLC, a Delaware limited liability company

ARP RANGELY PRODUCTION, LLC, a Delaware limited liability company

ARP EAGLE FORD, LLC, a Texas limited liability company
ATLS PRODUCTION COMPANY, LLC, a Delaware limited liability company
ATLAS PIPELINE TENNESSEE, LLC, a Pennsylvania limited liability company

By: /s/ Jeffrey M. Slotterback

Name:Jeffrey M. Slotterback

Title:Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender, as Administrative Agent and an Issuing Bank

By: /s/ Bryan M. McDavid

Bryan M. McDavid

Director

CITIBANK, N.A., as a Lender and an Issuing Bank

By: /s/ Saqeeb Ludhi

Name: Saqeeb Ludhi

Title: Vice President

JPMORGAN CHASE BANK, N.A.,

as a Lender and an Issuing Bank

By: /s/ Jo Linda Papadakis

Name: Jo Linda Papadakis

Title: Authorized Officer

BANK OF AMERICA, N.A., as a Lender

By: /s/ Greg Hall

Name: Greg Hall

Title: Vice President

NATIXIS, NEW YORK BRANCH, as a Lender

By: /s/ Timothy Polvado

Name: Timothy Polvado

Title: Senior Managing Director

By: /s/ Brice Le Foyer

Name: Brice Le Foyer

Title: Director

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By: /s/ Matthew Molero

Name: Matthew Molero

Title: Senior Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By: /s/ Anca Trifan

Name: Anca Trifan

Title: Managing Director

By: /s/ Busan Lazarov

Name: Busan Lazarov

Title: Director

COMERICA BANK, as a Lender

By: /s/ Jeffrey M. Parilla

Name: Jeffrey M. Parilla

Title: Vice President

ABN AMRO CAPITAL USA LLC, as a Lender

By: /s/ Darrell Holley

Name: Darrell Holley

Title: Managing Director

By: /s/ Elizabeth Johnson

Name: Elizabeth Johnson

Title: Director

SUNTRUST BANK, as a Lender

By: /s/ Janet R. Naifeh

Name: Janet R. Naifeh

Title: Senior Vice President

ROYAL BANK OF CANADA, as a Lender

By: /s/ Leslie P. Vowell

Name: Leslie P. Vowell

Title: Attorney-in-Fact

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By: /s/ Daria Mahoney

Name: Daria Mahoney

Title: Authorized Signatory

By: /s/ Trudy Nelson

Name: Trudy Nelson

Title: Authorized Signatory

ING CAPITAL LLC, as a Lender

By: /s/ Scott Lamoreaux

Name: Scott Lamoreaux

Title: Director

By: /s/ Charles Hall

Name: Charles Hall

Title: Managing Director

THE HUNTINGTON NATIONAL BANK, as a Lender

By: /s/ Stephen Hoffman

Name: Stephen Hoffman

Title: Managing Director

BRANCH BANKING AND TRUST COMPANY, as a Lender

By: /s/ Ryan K. Michael

Name: Ryan K. Michael

Title: Senior Vice President

THE BANK OF NOVA SCOTIA, as a Lender

By:  /s/ Alan Dawson

Name: Alan Dawson

Title: Director

WHITNEY BANK, as a Lender

By: /s/ Liana Tchernysheva

Name: Liana Tchernysheva

Title: Senior Vice President

CIT BANK, N.A., formerly known as  OneWest Bank, N.A., as a Lender

By: /s/ Barbara Perich

Name: Barbara Perich

Title: Director

Schedule 4.11

ATLAS RESOURCE PARTNERS LP

BANK ACCOUNTS - MAY 9, 2016

	Key Bank Account #	Wells Fargo Account #	Bank of America Account #	Sovereign Bank Account #	CitiBank Account #	Account Type	Past 12 mos. over $250,000?
Name
Resource Energy, LLC	----------					Deposit Account	Yes
Resource Energy, LLC			----------			Deposit Account	Yes
Resource Energy, LLC- Royalty Disbursements	----------		----------			Deposit Account	No
Resource Energy, LLC- Partnership Disbursements	----------		----------			Deposit Account	No
Viking Resources LLC Disbursements	----------		----------			Deposit Account	No
Resource Well Service, LLC	----------					Deposit Account	No
ARP Barnett, LLC	----------					Deposit Account	Yes
ARP Barnett, LLC			----------			Deposit Account	Yes
ARP Barnett, LLC - Royalty Disbursements	----------		----------			Deposit Account	No
ARP Barnett, LLC - Accounts Payable			----------			Deposit Account	No
ARP Production Company, LLC	----------					Deposit Account	Not yet active
ARP Production Company, LLC			----------			Deposit Account	Yes
ARP Production Company, LLC - Royalty Disbursements	----------		----------			Deposit Account	No
ARP Production Company LLC - Accounts Payable			----------			Deposit Account	No
ARP Mountaineer Production LLC	----------					Deposit Account	Not yet active
ARP Mountaineer Production LLC			----------			Deposit Account	Yes
ARP Mountaineer Production LLC - Royalty Disbursements	----------		----------			Deposit Account	No

	Key Bank Account #	Wells Fargo Account #	Bank of America Account #	Sovereign Bank Account #	CitiBank Account #	Account Type	Past 12 mos. over $250,000?
ARP Rangely Production, LLC	----------					Deposit Account	Not yet active
ARP Rangely Production, LLC			----------			Deposit Account	Yes
ARP Rangely Production, LLC - Royalty Disbursements	----------		----------			Deposit Account	No
Atlas Eagle Ford Operating Company	----------					Deposit Account	Yes
Atlas Eagle Ford Operating Company - Royalty Disbursements	----------					Deposit Account	No
Atlas Eagle Ford Operating Company - Accounts Payable	----------					Deposit Account	No
ATLS Production Company, LLC	----------					Deposit Account	Not yet active
ATLS Production Company, LLC			----------			Deposit Account	Yes
ATLS Production Company, LLC - Royalty Disbursements	----------		----------			Deposit Account	No
Atlas Energy Indiana, LLC	----------					Deposit Account	Yes
Atlas Energy Indiana, LLC			----------			Deposit Account	No
Atlas Energy Indiana, LLC - Royalty	----------		----------			Deposit Account	No
Atlas Resource Partners, LP				----------		Investment	No
Atlas Resource Partners, LP		----------				Deposit Account	Yes
Atlas Resources, LLC		----------	----------		----------	Investment	No
Atlas Resources, LLC	----------					Deposit Account	Yes
Atlas Resources, LLC			----------			Deposit Account	Yes

	Key Bank Account #	Wells Fargo Account #	Bank of America Account #	Sovereign Bank Account #	CitiBank Account #	Account Type	Past 12 mos. over $250,000?
Atlas Resources, LLC - Production Distribution Account		----------				Deposit Account	No
Atlas Resource Partners Holdings Operating , LLC - Deerfield OH Field Office	----------		----------			Deposit Account	No
Atlas Energy Holdings Operating Company, LLC - Jackson Center PA Field Office			----------			Deposit Account	No
Atlas Energy Holdings Operating Company, LLC - TN Field Office			----------			Deposit Account	No
Atlas Energy Holdings Operating Company, LLC - Waynesburg PA Field Office			----------			Deposit Account	No
Atlas Resource Partners Holdings Operating , LLC - Pittsburgh Land Field Account	----------					Deposit Account	No
Atlas Resource Partners Holdings Operating , LLC - Fort Worth TX Field Office	----------					Deposit Account	No
Atlas Resource Partners Holdings Operating , LLC	----------					Deposit Account	Yes
Atlas Resource Partners Holdings Operating , LLC			----------			Deposit Account	Yes
Atlas Resource Partners Holdings Operating , LLC - Land/Leasing	----------		----------			Deposit Account	No
Atlas Resource Partners Holdings Operating , LLC - Drilling & Compaletion	----------		----------			Deposit Account	No
Atlas Resource Partners Holdings Operating , LLC - Royalty	----------		----------			Deposit Account	No
Atlas Resource Partners Holdings Operating , LLC - General Disbursements	----------		----------			Deposit Account	No

	Key Bank Account #	Wells Fargo Account #	Bank of America Account #	Sovereign Bank Account #	CitiBank Account #	Account Type	Past 12 mos. over $250,000?
Atlas Resource Partners Holdings Operating , LLC - Corporate A/P			----------			Deposit Account	No